PILGRIM'S PRIDE CORPORATION

     SECOND AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT
                                AND WAIVER



Harris Trust and Savings Bank
Chicago, Illinois


U.S. Bancorp Ag Credit, Inc.
   (formerly known as FBS Ag Credit, Inc.)
Denver, Colorado


CoBank, ACB
Wichita, Kansas


ING (U.S.) Capital Corporation ("ING ")
New York, New York


Credit Agricole Indosuez, Chicago Branch (successor by
   merger to Caisse Nationale de Credit Agricole, Chicago Branch)
Chicago, Illinois



Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Secured Credit Agreement dated as of August 11, 1997, as amended (the "CREDIT AGREEMENT") among the undersigned, Pilgrim's Pride Corporation, a Delaware corporation (the "COMPANY"), you (the "BANKS") and Harris Trust and Savings Bank, as agent for the Banks (the "AGENT"). All defined terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

     The Company, the Agent and the Banks now wish to amend the Credit Agreement to increase the aggregate amount of dividends the Company may pay on its capital stock and to waive compliance by the Company with
Section 7.14 of the Credit Agreement for its Fiscal Year 1998, all on the terms and conditions and in the manner set forth in this Amendment.

1.   AMENDMENTS.

     Upon  satisfaction  of all of the conditions precedent  set  forth  in
Section 3 hereof, the Credit Agreement shall be amended as follows:

   1.1. Section 7.15(i) of the Credit Agreement shall be amended by replacing the figure "$1,700,000" appearing therein with the figure "$3,400,000".

2.   WAIVER.

   2.1. Section 7.14 of the Credit Agreement limits the amount of capital expenditures the Company may make or commit to make in any Fiscal Year. The Company was not in compliance with Section 7.14 of the Credit Agreement for its Fiscal Year 1998 and has requested that the Required Banks waive, and the Required Banks hereby waive, the requirements of Section 7.14 of the Credit Agreement for its Fiscal Year 1998.

   2.2. The waiver contained in Section 2.1 of this Amendment is limited to the matters set forth in that Section, and the Company agrees that it remains obligated to comply with the terms of the Credit Agreement and the other Loan Documents and that the Banks shall not be obligated in the future to waive any provision of the Credit Agreement or the other Loan Documents as a result of having provided the waivers contained herein.

3.   CONDITIONS PRECEDENT.

     The effectiveness of the Amendment is subject to the satisfaction of all of the following conditions precedent:

   3.1. The Company and each of the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

   3.2. Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be true and correct.

   3.3. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

   3.4. All legal matters incident to the execution and delivery hereof and the instruments and documents contemplated hereby shall be satisfactory to the Banks.

4.   REPRESENTATIONS AND WARRANTIES.

   4.1. The Company, by its execution of this Amendment, hereby represents and warrants the following:

          (a)  each  of  the representations and warranties  set  forth  in
     Section 5 of the Credit Agreement is true and correct as of the date hereof, except that the representations and warranties made under
     Section 5.3 shall be deemed to refer to the most recent annual report furnished to the Banks by the Company; and

          (b) the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder.

5.   MISCELLANEOUS.

   5.1. The Company has heretofore executed and delivered to the Agent that certain Security Agreement Re: Accounts Receivable, Farm Products and Inventory dated as of May 27, 1993, as amended (the "SECURITY AGREEMENT") and the Company hereby agrees that the Security Agreement shall secure all of the Company's indebtedness, obligations and liabilities to the Agent and the Banks under the Credit Agreement as amended by this Amendment, that notwithstanding the execution and delivery of this Amendment, the Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations of the Company thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged thereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

   5.2. Except as specifically amended herein the Credit Agreement and the Notes shall continue in full force and effect in accordance with their original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

   5.3. The Company agrees to pay all out-of-pocket costs and expenses incurred by the Agent and Banks in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the fees and expenses of Messrs. Chapman and Cutler.

   5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.

   5.5. (A) THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT PROVIDED IN
SECTION 5.5(b) HEREOF AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY.

    (b) NOTWITHSTANDING ANYTHING IN SECTION 5.5(a) HEREOF TO THE CONTRARY, NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH THE COMPANY, THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

Dated as of November ___, 1998.


                                 PILGRIM'S PRIDE CORPORATION


                                 By
                                   Its Chief Financial Officer

     Accepted and Agreed to as of the day and year last above written.

                                 HARRIS TRUST AND SAVINGS BANK individually
                                   and as Agent


                                 By
                                   Its Vice President


                                 U.S. BANCORP AG CREDIT, INC.


                                 By
                                   Its

                                 COBANK, ACB


                                 By
                                   Its

                                 ING (U.S.) CAPITAL CORPORATION


                                 By
                                   Its

                                 CREDIT AGRICOLE INDOSUEZ, CHICAGO BRANCH


                                 By Its


                                 By Its